                                                                         EX-10.1

                            Advice of Borrowing Terms

RELATIONSHIP OFFICE:  South Yorkshire Corporate           DATE:  23 August 2000
                      Business Centre

               BORROWER(S)                                    REGISTERED NUMBER:
           C J Vander limited                                            763852
  International Silver Company Limited                             03768277

We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 18 February 2001 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:

-    the terms and conditions below,
- the specific conditions applicable to an individual facility as detailed in the Facility Schedule,
-    the Security detailed in the attached Security Schedule, and
-    the attached General Terms.

ALL AMOUNTS OUTSTANDING ARE REPAYABLE ON DEMAND WHICH MAY BE MADE BY US AT OUR DISCRETION AT ANY TIME AND THE FACILITIES MAY BE WITHDRAWN, REDUCED, MADE SUBJECT TO FURTHER CONDITIONS OR OTHERWISE VARIED BY US GIVING NOTICE IN WRITING.

CONDITIONS:

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

- Monthly management accounts to be provided to us within 21 days of the end of the month to which they relate; to include Profit & Loss, Balance Sheet and Aged Debtor/Creditor listings with suitable commentary / explanations re any divergence from budget.

- Facilities remain available subject to our agreed lending formula calculated on the following basis:

     [Debtors less than 3 months + Stock x 40%] to cover utilised facilities in a ratio of minimum 2:1

- The Advance Payment guarantees in favour of Charles Kendall & Partners Limited are issued subject to the following conditions:

1. When the advance payment monies are received, they will be held in a separate account designated NatWest Bank re C J Vander Ltd. Interest accrued on the balance of this account to be credited to the account of C J Vander Limited on the bank's standard interest payment dates.

2. On receipt of the Standby Letter of Credit from Bank of America in the sum of L345,188.58, the advance payment of L262,979.64 will be transferred from the separate account to the account of C J Vander Limited. In addition when the Advance payment of L82,208.94 is received, this will be credited to the account of C J Vander Limited for its cashflow use.

3. There is no commitment on the part of the Bank to release any other amounts to the company unless and until the Bank's liability under the Advance payment Guarantees ceases or satisfactory alternative security is held.

4.   Execution of a counter indemnity to the bank by C J Vander Limited.


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-    There is no commitment on the part of the Bank to support the residual funding need that may be evidenced in the revised cash flow that you are to produce.

- Given the current trading of C J Vander Ltd and insolvent balance sheet footings (ie treating the parental support as a long term liability), we will continue to extend existing levels of support on the basis of the clear integrity of the parent undertaking.

INTEREST SET OFF:

Cleared debit and cleared credit balances in the same currency on non-interest bearing current accounts and loan accounts repayable on demand specified below (the "Interest Set Off Accounts") will be used to calculate, on a daily basis, the net cleared debit balance of the Interest Set Off Accounts. The Interest Set Off Accounts, which we have agreed are to be set off for interest calculation purposes, are detailed in the attached Facility Schedule which also specifies the frequency at which interest will be payable and the rate or rates at which it will be charged on the net cleared debit balance.

Cleared debit balances which are set off on a daily basis by cleared credit balances on the interest Set Off Accounts will incur interest at the Set Off Rate specified in the attached Facility Schedule.

/s/  A. Tyas
Corporate Manager
For and on behalf of
National Westminster Bank Plc

ACCEPTANCE:

- To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.



                               FORM OF ACCEPTANCE

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorized by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).

By (name and title):  /s/  Peter H. Minchin, Director of Finance   Date  10/9/00

For and on behalf of:  C J Vander Limited


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                                Facility Schedule

PART 1 - FACILITIES REPAYABLE ON DEMAND:

                                                            GROUP COMPOSITE
                                                                FACILITY
---------------------------------------------- ----------------------------------------------- --------------------------
Accounts included in the                                           NAME:                       ACCOUNT NUMBER:
Group Facility                                              C. J Vander Limited
Arrangement:                                        International Silver Company Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit:  Gross                                  L250,000
---------------------------------------------- --------------------------------------------------------------------------
Limit:  Net                                    L250,000
---------------------------------------------- --------------------------------------------------------------------------
Purpose:                                       To finance working capital via Overdraft / Issue of Documentary Credits
---------------------------------------------- --------------------------------------------------------------------------
Repayment:                                     Fully fluctuating
---------------------------------------------- --------------------------------------------------------------------------
1st Debit Interest Rate:                       1.00% above the Bank's Base rate for the overdraft only
---------------------------------------------- --------------------------------------------------------------------------
2nd Debit Interest Rate:                       4.00% above the Bank's Base rate on borrowing in excess of agreed facilities for the overdraft only
---------------------------------------------- --------------------------------------------------------------------------
Interest Payable:                              Quarterly
---------------------------------------------- --------------------------------------------------------------------------
Arrangement Fee:                               L1,250.00 to be debited on 20th March 2000 to cover the 6 month period to
                                               06/09/2000. An amount of L1,050 will be debited on 7 September 2000 to cover the period from 6/9/2000 to 18/2/2001.
---------------------------------------------- --------------------------------------------------------------------------
Excess Fees:                                   We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded (see our "Services & Charges for
                                               Business Customers" brochure for details).
---------------------------------------------- --------------------------------------------------------------------------

                                                     INTEREST SET-OFF ARRANGEMENT
---------------------------------------------- ----------------------------------------------- --------------------------
The Interest Set-Off                                               NAME:                       ACCOUNT NUMBER:
Accounts                                                    C. J Vander Limited
                                                        International Silver Company
                                                                  Limited
---------------------------------------------- ----------------------------------------------- --------------------------
1st Debit Interest Rate:                       1.00% above the Bank's Base rate (delete as appropriate)
---------------------------------------------- --------------------------------------------------------------------------
2nd Debit Interest Rate:                       4.00% above the Bank's Base rate on borrowing in excess of agreed facilities
---------------------------------------------- --------------------------------------------------------------------------
Set-Off Rate:                                  0% per annum
---------------------------------------------- --------------------------------------------------------------------------
Interest/Set-Off                               Quarterly
Payable:
---------------------------------------------- --------------------------------------------------------------------------
Account to be debited:                         29885477
---------------------------------------------- --------------------------------------------------------------------------

Facilities not subject to a Group / Composite Facility.
                                                     TERMINABLE INDEMNITIES

---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit:                                         L 1,012,722
---------------------------------------------- --------------------------------------------------------------------------
Type and Purpose:                              Advance Payment Guarantee in favour of Charles Kendall & partners Limited
---------------------------------------------- --------------------------------------------------------------------------
Basis of Expiry:                               delivery of goods
---------------------------------------------- --------------------------------------------------------------------------
Arrangement Fee:                               0.5% of outstanding value per annum payable monthly in advance - first instalment of L420 to be debited on 24 August 2000 to account number
---------------------------------------------- --------------------------------------------------------------------------
Indemnity Fee:                                 1.5% of outstanding value per annum payable quarterly in advance, to be debited to account number
---------------------------------------------- --------------------------------------------------------------------------


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
                                                        CHEQUE NEGOTIATIONS
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit:                                         L10,000
---------------------------------------------- --------------------------------------------------------------------------
Purpose:                                       Negotiation of Foreign Cheques with Recourse
---------------------------------------------- --------------------------------------------------------------------------
Fees:                                          Subject to separate tariff, calculated on sterling value of cheque.
                                               Information available upon request or at the time the service is provided.
---------------------------------------------- --------------------------------------------------------------------------

                                                        SETTLEMENT RISK
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited / International Silver Company Ltd
---------------------------------------------- --------------------------------------------------------------------------
Limit/Frequency:                               L60,000 per day
---------------------------------------------- --------------------------------------------------------------------------
Type and Purpose:                              Facilitate BACS payments via Bankline Payaway
---------------------------------------------- --------------------------------------------------------------------------

                                                        SETTLEMENT RISK
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited / International Silver Company Ltd
---------------------------------------------- --------------------------------------------------------------------------
Limit/Frequency:                               L 140,000 at any one time
---------------------------------------------- --------------------------------------------------------------------------
Type and Purpose:                              Facilitate payments abroad via Bankline Payment Manager
---------------------------------------------- --------------------------------------------------------------------------


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                                SECURITY SCHEDULE

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.

------------------------------ ------------------------------------------ -----------------------------------
DATE EXECUTED/NEW:                  SECURITY                              GIVEN/TO BE GIVEN BY:
------------------------------ ------------------------------------------ -----------------------------------
27/09/89                       Cross Guarantee Structure                  between C J Vander Ltd Roberts
                                                                          & Belk Ltd, John Biggin Ltd,
                                                                          Modern Silverware Products Ltd,
                                                                          Vander Properties Ltd and  C J
                                                                          Vander (Antiques) Ltd.
------------------------------ ------------------------------------------ -----------------------------------
21/9/99                        Cross guarantee                            between C J Vander Ltd &
                                                                          International Silver Co. Ltd.
------------------------------ ------------------------------------------ -----------------------------------
13/01/74                       Mortgage Debenture incorporating an
                               equitable charge over Vander House         C J Vander Ltd
                               providing Fixed and Floating Charge over
                               all company assets
------------------------------ ------------------------------------------ -----------------------------------
11/11/85                       Supplemental Specific Charge over book     C J Vander Ltd
                               debts
------------------------------ ------------------------------------------ -----------------------------------
8/10/99                        Mortgage Debenture providing Fixed and     International Silver Company Ltd.
                               Floating charge over all company assets.
------------------------------ ------------------------------------------ -----------------------------------
30/01/74                       Mortgage Debenture providing Fixed and     Roberts & Belk Ltd.
                               Floating charge over all company assets.
------------------------------ ------------------------------------------ -----------------------------------
04/09/91                       Supplemental Specific Charge over book     Roberts & Belk Ltd.
                               debts
------------------------------ ------------------------------------------ -----------------------------------
26/04/78                       Mortgage Debenture providing Fixed and     John Biggin Ltd.
                               Floating charge over all company assets.
------------------------------ ------------------------------------------ -----------------------------------
12/03/92                       Mortgage Debenture providing Fixed &       Modern Silverware Products Ltd.
                               Floating charge over all company assets.
------------------------------ ------------------------------------------ -----------------------------------
27/09/89                       Mortgage Debenture providing Fixed and     C J Vander (Antiques) Ltd.
                               Floating charge over all company assets.
------------------------------ ------------------------------------------ -----------------------------------
New                            Standby Letter of Credit in the sum of     Bank of America to National
                               L345,188.58 by Bank of America             Westminster Bank on behalf of
                                                                          Syratech Incorporation
------------------------------ ------------------------------------------ -----------------------------------